Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (as amended, supplemented or otherwise modified from time to time, this “Agreement”), dated as of April 11, 2024, is between NIOCORP DEVELOPMENTS LTD., a company organized under the laws of the Province of British Columbia, Canada, with principal executive offices located at 7000 South Yosemite Street, Suite 115, Centennial, Colorado 80112 (the “Company”), and each of the investors listed on the Schedule of Buyers attached as Schedule I hereto (individually, a “Buyer” and collectively the “Buyers”).

WITNESSETH

WHEREAS, the Company and each Buyer desire to enter into this transaction for the Company to sell and the Buyers to purchase the Convertible Notes (as defined below) pursuant to (i) an exemption from registration pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D (“Regulation D”) as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”) and (ii) an exemption from the prospectus requirements of the Securities Act (Ontario) under Section 2.3 of Ontario Securities Commission Rule 72-503 – Distributions Outside Canada (“OSC Rule 72-503”);

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Buyer(s), as provided herein, and the Buyer(s) shall purchase unsecured convertible notes in the form attached hereto as “Exhibit A” (the “Convertible Notes”) in the principal amount of $8,000,000 (the “Subscription Amount”), which shall be convertible into common shares (as converted, the “Conversion Shares”) of the Company, with no par value (the “Common Shares”), on the Closing Date (as defined herein) (the “Closing”), at a purchase price equal to 87% of the Subscription Amount (the “Purchase Price”) in the respective amounts set forth opposite each Buyer(s) name on Schedule I hereto;

WHEREAS, at the Closing the Company shall issue and sell to the Buyer(s) and the Buyer(s) agree to purchase from the Company warrants in the form attached hereto as “Exhibit B” (collectively, the “Warrants”) to purchase up to 615,385 Common Shares (“Warrant Shares”), at an exercise price of $3.25 per Warrant, subject to adjustment for any stock dividend or other distribution, stock split, reverse stock split or recapitalization (such price, the “Exercise Price”) in the respective amounts set forth opposite each Buyer(s) name on Schedule I hereto;

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement (as amended, supplemented or otherwise modified from time to time, the “Registration Rights Agreement”) pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws; and

WHEREAS, the Convertible Notes, the Conversion Shares, the Warrants, and the Warrant Shares are collectively referred to herein as the “Securities”.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Buyer hereby agree as follows:

1.	PURCHASE AND SALE OF CONVERTIBLE NOTES AND WARRANTS.

(a)       Purchase of Convertible Notes. Subject to the satisfaction (or waiver) of the respective conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company at the Closing a Convertible Note with principal amount corresponding to the Subscription Amount set forth opposite each Buyer’s name on Schedule I attached hereto and the number of Warrants corresponding to the number of Warrant Shares set forth opposite each Buyer’s name on Schedule I attached hereto.

(b)       Closing Date. The Closing shall occur electronically at the offices of Yorkville Advisors Global, LP, 1012 Springfield Avenue, Mountainside, New Jersey 07092. The Closing shall take place at 10:00 a.m., New York time on the first Business Day following the date hereof, provided the conditions to the Closing set forth in Sections 6 and 7 below are satisfied or waived (or such other date as is mutually agreed to by the Company and each Buyer) (the “Closing Date”). As used herein “Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

(c)       Form of Payment; Deliveries. Subject to the satisfaction (or waiver) of the terms and conditions of this Agreement, on the Closing Date, (i) the Buyers shall deliver to the Company, in immediately available funds to a bank account designated by the Company, the Purchase Price for the Convertible Notes and Warrants to be issued and sold to such Buyer at the Closing, and (ii) the Company shall deliver to each Buyer, Convertible Notes which such Buyer is purchasing at the Closing with a principal amount corresponding with the Subscription Amount set forth opposite each Buyer’s name on Schedule I attached hereto, and the corresponding Warrants, each duly executed on behalf of the Company.

(d)       Fees. The Company shall pay to YA II PN, Ltd., the lead Buyer (“Yorkville”), a one-time due diligence and structuring fee of $25,000, which shall be paid as a deduction from the proceeds to be paid by YA II at the Closing.

2.	BUYER’S REPRESENTATIONS AND WARRANTIES.

Each Buyer, severally and not jointly, represents and warrants to the Company with respect to only itself that, as of the date hereof and as of the Closing Date:

(a)       Investment Purpose. The Buyer is acquiring the Securities for its own account for investment purposes and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under or exempt from the registration requirements of the Securities Act; provided, however, that by making the representations herein, such Buyer does not agree, or make any representation or warranty, to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with, or pursuant to, a registration statement covering such Securities or an available exemption under the Securities Act. Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any corporation, association, partnership, organization, business, individual, government or political subdivision thereof or a governmental agency (“Person”) to distribute any of the Securities. The Buyer acknowledges that it will be disclosed as a “selling stockholder” in each registration statement the Company files with the SEC registering the resale of the Conversion Shares and Warrant Shares (the “Registration Statement”) and in any prospectus contained therein.

(b)       Accredited Investor Status. The Buyer is an “Accredited Investor” as that term is defined in Rule 501(a)(3) of Regulation D.

(c)       Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from: (i) the registration requirements of United States federal and state securities laws; and (ii) the prospectus requirements of applicable provincial securities laws in Canada, and that, in each case, the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

(d)       Information. The Buyer and its advisors (and its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information the Buyer deemed material to making an informed investment decision regarding its purchase of the Securities, which have been requested by such Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management and have received answers to such questions. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below. The Buyer understands that its investment in the Securities involves a high degree of risk. The Buyer has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(e)       Transfer or Resale. The Buyer understands that: (i) the Securities have not been registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in a form generally acceptable to the Company and the Company’s transfer agent, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements, or (C) such Buyer provides the Company with reasonable assurances (in the form of seller and broker representation letters reasonably acceptable to the Company) that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the Securities Act, as amended (or a successor rule thereto) (collectively, “Rule 144”), in each case following the applicable holding period set forth therein; and (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder. In addition, the Buyer understands that (i) the Securities have not been qualified for distribution by prospectus in any jurisdiction of Canada, and may not be offered for sale, sold, assigned or transferred in any jurisdiction of Canada except pursuant to a prospectus or exemption from the prospectus requirement under applicable securities laws in Canada. The Buyer covenants and agrees that it shall not directly or indirectly make any offers or sales of securities in connection with this Agreement directly to any person whom, to the Buyer’s knowledge, is (A) a person resident or located in a jurisdiction of Canada; (B) a person acquiring such securities for the benefit of another person resident or located in a jurisdiction of Canada, or (C) on any “marketplace” (as such term is defined in National Instrument 21-101 – Marketplace Operation) in Canada. The Company and the Buyer shall take all further steps reasonably required to ensure compliance with the provisions of OSC Rule 72-503. For clarity, a distribution made on or through the facilities of an exchange or market outside Canada is a distribution to a person or company outside Canada if neither the seller nor any person acting on its behalf has reason to believe that the distribution has been pre-arranged with a buyer in Canada.

(f)       Legends. The Buyer agrees to the imprinting, so long as its required by this Section 2(f), of a restrictive legend on the Securities in substantially the following form:

[NEITHER THIS CONVERTIBLE NOTE NOR THE SECURITIES INTO WHICH THIS CONVERTIBLE NOTE IS CONVERTIBLE HAVE] [NEITHER THIS WARRANT NOR THE SECURITIES FOR WHICH THIS WARRANT IS EXERCISABLE HAVE] [THESE SECURITIES HAVE NOT] BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THESE SECURITIES HAVE BEEN SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

Subject to the provision of representation letters from the Buyer and its representatives as the Company may require, certificates or book-entry positions evidencing the Conversion Shares or the Warrant Shares shall not contain any legend (including the legend set forth above), (i) while a registration statement covering the resale of such security is effective under the Securities Act, or (ii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC). The Buyer agrees that the removal of restrictive legend from certificates or book-entry positions representing Securities as set forth in this Section 3(f) is predicated upon the Company’s reliance that the Buyer will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein.

(g)       Organization; Authority. Such Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

(h)       Authorization, Enforcement. The Transaction Documents to which each such Buyer is a party have been duly and validly authorized, executed and delivered on behalf of such Buyer and constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(i)       No Conflicts. The execution, delivery and performance by such Buyer of the Transaction Documents to which each such Buyer is a party and the consummation by such Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Buyer, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except, in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder and thereunder.

(j)       Certain Trading Activities. The Buyer has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with the Buyer, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving the Company’s securities) during the period commencing as of the time that the Buyer first contacted the Company or the Company’s agents regarding the specific investment in the Company contemplated by this Agreement and ending immediately prior to the execution of this Agreement by such Buyer.

(k)       General Solicitation. The Buyer is not purchasing or acquiring the Securities as a result of any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

(l)       Evaluation of Risks. The Buyer has such knowledge and experience in financial, tax and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Common Shares of the Company and of protecting its interests in connection with the transactions contemplated hereby. The Buyer acknowledges and agrees that its investment in the Company involves a high degree of risk, and that the Buyer may lose all or a part of its investment.

(m)       Not an Affiliate. The Buyer is not (i) an officer or director of the Company or any of its Subsidiaries (as defined below), (ii) or an “affiliate” (as defined in Rule 144) of the Company or any of its Subsidiaries or (iii) a “beneficial owner” of more than 10% of the Common Shares (as defined for purposes of Rule 13d-3 of the Exchange Act).

(n)       Residency. The Buyer is a resident of the jurisdiction set forth opposite such Buyer’s name on the Schedule of Buyers attached as Schedule I hereto, and is not resident in a jurisdiction of Canada.

3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

Except as set forth under the corresponding section of the Disclosure Schedules (if any), which Disclosure Schedules shall be deemed a part hereof and to qualify any representation or warranty otherwise made herein to the extent of such disclosure, the Company hereby makes the representations and warranties set forth below to each Buyer:

(a)       Organization and Qualification. The Company and each of its Subsidiaries are entities duly formed, validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. The Company and each of its Subsidiaries is qualified to do business and is in good standing or subsisting (with respect to jurisdictions that recognize the concept of good standing or subsisting) as a foreign legal entity in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below). As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or any other agreements or instruments to be entered into by the Company in connection herewith or therewith or (iii) the authority or ability of the Company to perform any of its obligations under any of the Transaction Documents. “Subsidiaries” means any Person in which the Company, directly or indirectly, owns a majority of the outstanding shares or capital stock having voting power or holds a majority of the equity or similar interest of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.”

(b)       Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Convertible Notes, the reservation for issuance and issuance of the Conversion Shares issuable upon conversion of the Convertible Notes), have been duly authorized by the Company’s board of directors and no further filing, consent or authorization is required by the Company, its board of directors or its shareholders or other governmental body. This Agreement has been, and the other Transaction Documents to which the Company is a party will be prior to the Closing, duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by U.S. federal or state securities law. “Transaction Documents” means, collectively, this Agreement, the Registration Rights Agreement, the Convertible Notes, and each of the other agreements and instruments entered into by the Company or delivered by the Company in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

(c)       Issuance of Securities. The issuance of the Securities are duly authorized and upon issuance and payment in accordance with the terms of the Transaction Documents, the Securities shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issuance thereof. Upon issuance or conversion in accordance with the Convertible Notes, the Conversion Shares, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights or Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Shares.

(d)       No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Convertible Notes, the Conversion Shares, and the reservation for issuance of the Conversion Shares) will not (i) result in a violation of the Articles (as defined below), certificate of incorporation, certificate of formation, memorandum of association, or other organizational documents of the Company or any of its Subsidiaries, or any shares, capital stock or other securities of the Company or any of its Subsidiaries, (ii) conflict with, or constitute a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations, the securities laws of the jurisdictions of the Company’s incorporation or in which it or its Subsidiaries operate and the rules, regulations and requirements of the Toronto Stock Exchange (“TSX”) and The Nasdaq Stock Market LLC (the “Nasdaq”) and including all applicable laws, rules and regulations of the jurisdiction of incorporation of the Company) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except in the case of (ii) and (iii) for any conflict, default, right or violation that would not reasonably be expected to result in a Material Adverse Effect.

(e)       Consents. No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except (i) such as may be required by the TSX, (ii) such as may be required under the Securities

Act or the blue sky laws of any jurisdiction in connection with the purchase of the Convertible Notes by the applicable Buyer in the manner contemplated herein, (iii) the filing of a listing application or listing of additional shares notification, as applicable, with the Principal U.S. Market with respect to the Conversion Shares and Warrant Shares and (iv) such other consents, approvals, authorizations, filings or orders, the failure of which to be made or obtained, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(f)       Exchange Approvals. At the Closing Date, the Company has made all required submissions to Nasdaq regarding the Conversion Shares and shall have not received any notice objecting to the listing of the Conversion Shares from Nasdaq. Prior to the Closing Date, the Company shall have received the conditional approval of the TSX to the transactions contemplated herein, in form and substance satisfactory to the Buyer acting reasonably.

(g)       Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s-length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that no Buyer (nor any affiliate of any Buyer) is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities. The Company further represents to each Buyer that the Company’s decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation by the Company and its representatives.

(h)       No Integrated Offering. None of the Company, its Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to require approval of shareholders of the Company under any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation, other than as set forth herein. None of the Company, its Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would cause the offering of any of the Securities to be integrated with other offerings of securities of the Company.

(i)       Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares will increase in certain circumstances. The Company further acknowledges its obligation to issue the Conversion Shares upon conversion of the Convertible Notes in accordance with the terms thereof is, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

(j)       Application of Takeover Protections; Rights Agreement. As of the date of this Agreement, there is no shareholder rights plan, “poison pill”, antitakeover plan or similar device in effect to which the Company or any of its Subsidiaries is subject, party or otherwise bound.

(k)       SEC Documents; Financial Statements. Except for its Quarterly Report on Form 10-Q for the period ended March 31, 2023, filed with the SEC on May 30, 2023 (the “Q3 2023 Form 10-Q”), during the two (2) years prior to the date hereof, and, as applicable, the Closing Date, the Company has timely filed, or will have timely filed, all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (all of the foregoing filed prior to the date hereof and, as applicable, the Closing Date and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). The Company has delivered or has made available to the Buyers or their respective representatives true, correct and complete copies of each of the SEC Documents not available on the EDGAR system. Except as disclosed in the Amendment No. 1 on Form 10-K/A to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2022 (the “FY2022 Form 10-K/A”), the Amendment No. 1 on Form 10-Q/A to the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2022 (the “Q1 2023 Form 10-Q/A”), the Amendment No. 1 on Form 10-Q/A to the Company’s Quarterly Report on Form 10-Q for the period ended December 31, 2022 (the “Q2 2023 Form 10-Q/A”), the Q3 2023 Form 10-Q and the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023 (together with the FY2022 Form 10-K/A, the Q1 2023 Form 10-Q/A, the Q2 2023 Form 10-Q/A, the Q3 2023 Form 10-Q, the “Amended Filings”), the Q3 2023 Form 10-Q and the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023, as of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Except as disclosed in the Amended Filings, as of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Except as disclosed in the Amended Filings, such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). The reserves, if any, established by the Company or the lack of reserves, if applicable, are reasonable based upon facts and circumstances known by the Company on the date hereof and there are no loss contingencies that are required to be accrued by the applicable financial accounting standards of the Financial Accounting Standards Board which are not provided for by the Company in its financial statements or otherwise. No other information provided by or on behalf of the Company to any of the Buyers which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading. The

Company is not currently contemplating to further amend or restate any of the financial statements (including, without limitation, any notes or any letter of the independent accountants of the Company with respect thereto) included in the SEC Documents (the “Financial Statements”), nor is the Company currently aware of facts or circumstances which would require the Company to further amend or restate any of the Financial Statements, in each case, in order for any of the Financials Statements to be in compliance with GAAP and the rules and regulations of the SEC. Except as disclosed in the Amended Filings, the Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.

(l)       Absence of Certain Changes. Since the date of the Company’s most recent audited financial statements contained in a Form 10-K, there has been no Material Adverse Effect, nor any event or occurrence specifically affecting the Company or its Subsidiaries that would be reasonably expected to result in a Material Adverse Effect. Since the date of the Company’s most recent audited financial statements contained in a Form 10-K, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any material assets, individually or in the aggregate, outside of the ordinary course of business or (iii) made any material capital expenditures, individually or in the aggregate, outside of the ordinary course of business. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.

(m)       No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur specific to the Company, any of its Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that has not been publicly disclosed and would reasonably be expected to have a Material Adverse Effect.

(n)       Conduct of Business; Regulatory Permits. Neither the Company nor any of its Subsidiaries is in violation of any term under its certificate of incorporation, any certificate of designation, preferences or rights of any other outstanding series of preferred shares of the Company or any of its Subsidiaries or Articles or their organizational charter, certificate of formation, memorandum of association, articles of association, certificate of incorporation or articles, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for violations which would not reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of Nasdaq and has no knowledge of any facts or circumstances that could reasonably lead to delisting or suspension of the Common Shares by Nasdaq in the foreseeable future. During the one year prior to the date hereof, (i) the Common Shares have been listed or designated for quotation on Nasdaq, (ii) trading in the Common Shares has not been suspended by Nasdaq, and (iii) the

Company has received no communication, written or oral, from Nasdaq regarding the suspension or delisting of the Common Shares from Nasdaq, which has not been publicly disclosed. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit. There is no agreement, commitment, judgment, injunction, order or decree binding upon the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is a party which has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or any of its Subsidiaries, any acquisition of property by the Company or any of its Subsidiaries or the conduct of business by the Company or any of its Subsidiaries as currently conducted other than such effects, individually or in the aggregate, which have not had and would not reasonably be expected to have a Material Adverse Effect on the Company or any of its Subsidiaries.

(o)       Foreign Corrupt Practices. Except as, individually or in the aggregate, would not reasonably be expected to be material to the Company and the Subsidiaries, taken as a whole, since January 1, 2021, none of the Company or the Subsidiaries, nor any director, manager, officer, employee, or, to the actual knowledge of the Company, agent or representative of the Company or any of the Subsidiaries, has directly or indirectly through another person made, offered to make, attempted to make, or accepted any contribution, gift, bribe, rebate, payoff, influence payment, kickback or other payment to or from any person, private or public, regardless of what form, whether in money, property or services, in violation of the U.S. Foreign Corrupt Practices Act of 1977, as amended, the Corruption of Foreign Public Officials Act (Canada), as amended, and any foreign or other anti-bribery or anti-corruption laws (collectively, “Anti-Corruption Laws”). Since January 1, 2021, none of the Company or any of the Subsidiaries, or any of their respective directors, officers, employees or representatives has been under internal or, to the actual knowledge of the Company, any federal, state, provincial, local, foreign or supranational government, any court, legislative, administrative, regulatory or other governmental agency, commission or authority or any non-governmental self-regulatory agency, commission or authority or any stock exchange (each, a “Governmental Entity”) investigation for any material violation of any Anti-Corruption Laws or has received any written notice or other communication from any Governmental Entity regarding a violation of, or failure to comply with, any Anti-Corruption Laws. Since January 1, 2021, the Company and the Subsidiaries have implemented, maintained and enforced an adequate system or systems of internal controls reasonably designed to ensure compliance with the Anti-Corruption Laws and prevent and detect violations of the Anti-Corruption Laws. Since January 1, 2021, neither the Company nor any of the Subsidiaries has made any disclosure (voluntary or otherwise) to any Governmental Entity with respect to any alleged irregularity, misstatement or omission or other potential violation or liability arising under or relating to any Anti-Corruption Laws.

(p)       Equity Capitalization. As of the date hereof, the authorized capital of the Company consists of an unlimited number of Common Shares. As of the date hereof, the Company had 36,252,990 Common Shares outstanding. As of the date of the Closing, the authorized share capital of the Company will be an unlimited number of Common Shares. The Common Shares are registered pursuant to Section 12(b) of the Exchange Act and are listed on a Principal U.S. Market. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Shares under the Exchange Act, delisting the Common Shares from the Principal U.S. Market, nor has the Company received any notification that the SEC or the Principal U.S. Market is contemplating terminating such registration or listing. To the Company’s knowledge, it is in compliance with all applicable listing requirements of the Principal U.S. Market. For the purposes of this Agreement, “Principal U.S. Market” shall mean the Nasdaq; provided however, that in the event the Common Shares are ever listed or traded on the New York Stock Exchange, or the NYSE American, then the “Principal U.S. Market” shall mean such other market or exchange on which the Common Shares are then listed or traded to the extent such other market or exchange is the principal trading market or exchange for the Common Shares in the United States.

(q)       Existing Securities; Obligations. Except as disclosed in the SEC Documents or as disclosed by the Company to the Buyers, (A) none of the Company’s or any Subsidiary’s shares, interests or capital stock is subject to preemptive rights or any other similar rights or Liens suffered or permitted by the Company or any Subsidiary; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares, interests or capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries; (C) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except pursuant to (i) this Agreement, (ii) the Registration Rights Agreement, (iii) the Standby Equity Purchase Agreement, dated as of January 26, 2023, by and between the Company and Yorkville, (iv) the Amended and Restated Registration Rights Agreement, dated March 17, 2023, among the Company, GX Acquisition Corp. II, GX Sponsor II LLC, certain holders of the Common Shares listed on Schedule I thereto, certain stockholders of GX Acquisition Corp. II, and other persons and entities listed on Schedule 2 thereto, (v) the Registration Rights Agreement, dated January 26, 2023, by and between the Company and Yorkville and (vi) the Securities Purchase Agreement, dated as of January 26, 2023, between the Company and Yorkville, as amended; (D) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (E) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; and (F) neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.

(r)       Organizational Documents. The Company has furnished to the Buyers or filed on EDGAR true, correct and complete copies of the Company’s articles, as amended and as in effect on the date hereof (the “Articles”), and the terms of all convertible securities and the material rights of the holders thereof in respect thereto.

(s)       Litigation. Except as disclosed by the Company in the SEC Documents, there is no action, suit, arbitration, proceeding, inquiry or investigation before or by Nasdaq, the TSX, any court, public board, other Governmental Entity, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or, to the knowledge of the Company, any of its Subsidiaries, the Common Shares or any of the Company’s or its Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such, which would reasonably be expected to result in a Material Adverse Effect. After reasonable inquiry of its employees, the Company is not aware of any event which might result in or form the basis for any such action, suit, arbitration, investigation, inquiry or other proceeding. Without limitation of the foregoing, there has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company, any of its Subsidiaries or, to the knowledge of the Company, any current or former director or officer of the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries is the subject of any order, writ, judgment, injunction, decree, determination or award of any Governmental Entity that would reasonably be expected to result in a Material Adverse Effect.

(t)       Insurance. Except as disclosed by the Company in the SEC Documents, the Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any such Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(u)       Manipulation of Price. Neither the Company nor any of its Subsidiaries has, and, to the knowledge of the Company, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any of its Subsidiaries to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or any of its Subsidiaries.

(v)       Shell Company Status. The Company is not, and has never been an issuer described in Rule 144(i)(1)(i).

(w)       Money Laundering. The Company and its Subsidiaries are in compliance with, and have not previously committed any violation of, the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, but not limited to, the laws, regulations and Executive Orders and sanctions programs (“Sanctions Programs”) administered by the U.S. Office of Foreign Assets Control (“OFAC”), including, without limitation, (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and any regulations contained in 31 CFR, Subtitle B, Chapter V.

(x)       Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents. The Company understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of the Company. None of the disclosures provided to the Buyers regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement (if any), furnished by or on behalf of the Company or any of its Subsidiaries, taken as a whole, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. None of the written information furnished after the date hereof by or on behalf of the Company or any of its Subsidiaries to each Buyer pursuant to or in connection with this Agreement and the other Transaction Documents, taken as a whole, will contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. All financial projections and forecasts that have been prepared by or on behalf of the Company or any of its Subsidiaries and made available to the Buyers, if any, have been prepared in good faith based upon reasonable assumptions and represented, at the time each such financial projection or forecast was delivered to each Buyer, the Company’s best estimate of future financial performance (it being recognized that such financial projections or forecasts are not to be viewed as facts and that the actual results during the period or periods covered by any such financial projections or forecasts may differ from the projected or forecasted results).

(y)       No General Solicitation. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities.

(z)       Private Placement. Assuming the accuracy of the Buyers’ representations and warranties set forth in Section 2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Buyers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Primary Market. The Company shall timely file a Form 72-503F under OSC Rule 72-503 in respect of the distribution of the Securities to the Buyer.

4.	COVENANTS.

(a)       Reporting Status. For the period beginning on the date hereof, and ending 6 months after the date on which all the Convertible Notes and Warrants are no longer outstanding (the “Reporting Period”), the Company shall file on a timely basis all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

(b)       Use of Proceeds. Neither the Company nor any Subsidiary will, directly or indirectly, use the proceeds of the transactions contemplated herein to repay any loans to any executives or employees of the Company or to make any payments in respect of any related party debt. Neither the Company nor any Subsidiary will, directly or indirectly, use the proceeds of the transactions contemplated herein, or lend, contribute, facilitate or otherwise make available such proceeds to any Person (i) to fund, either directly or indirectly, any activities or business of or with any Person that is identified on the list of Specially Designated Nationals and Blocker Persons maintained by OFAC, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions Programs, or (ii) in any other manner that will result in a violation of Sanctions Programs. The Company shall not, without the prior written consent of the Buyer, loan, invest, transfer or “downstream” any cash proceeds, or assets or property acquired with cash proceeds from the issuance and sale of the Convertible Notes to any Subsidiary, unless such Subsidiary has enter into a guarantee in a form acceptable to the Buyer(s).

(c)       Listing. The Company shall promptly secure the listing or designation for quotation (as the case may be) of all of the Underlying Securities (as defined below) upon the Principal U.S. Market, subject to official notice of issuance, and shall use reasonable efforts to maintain such listing of all Underlying Securities from time to time issuable under the terms of the Transaction Documents on such Principal U.S. Market for the Reporting Period. Neither the Company nor any of its Subsidiaries shall take any action which could be reasonably expected to result in the delisting or suspension of the Common Shares on a Principal U.S. Market during the Reporting Period, other than in connection with the listing of the Underlying Securities on another securities exchange in the United States registered as a national securities exchange under Section 6 of the Exchange Act. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(c). “Underlying Securities” means the (i) the Conversion Shares and Warrant Shares and (ii) any Common Shares issued or issuable with respect to the Conversion Shares or the Warrant Shares, including, without limitation, (1) as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise and (2) shares of the Company into which the Common Shares are converted or exchanged without regard to any limitations on conversion of the Convertible Notes or the exercise of the Warrants.

(d)       Pledge of Securities. Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that, subject to compliance with applicable U.S. federal and state securities laws, the Securities may be pledged by an investor in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a Buyer.

(e)       Disclosure of Transactions and Other Material Information. The Company shall, not later than the fourth Business Day after the date of this Agreement, file with the SEC a Current Report on Form 8-K disclosing the execution of this Agreement by the Company and the each of the Buyers (including any required exhibits thereto, the “Current Report”). The Company shall provide each Buyer and its legal counsel a reasonable opportunity to comment on a draft of the Current Report prior to filing the Current Report with the SEC and shall give due consideration to all such comments. From and after the filing of the Current Report with the SEC, the Company shall have publicly disclosed all material, non-public information delivered to the Buyers (or the Buyers’ representatives or agents) by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees, agents or representatives (if any) in connection with the transactions contemplated by the Transaction Documents. The Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide any Buyer with any material, non-public information regarding the Company or any of its Subsidiaries without the express prior written consent of such Buyer (which may be granted or withheld in such Buyer’s sole discretion); it being understood that the mere notification of such Buyer required pursuant to Section 3.1.7 or Section 3.1.8 of the Registration Rights Agreement shall not in and of itself be deemed to be material, non-public information. Notwithstanding anything contained in this Agreement to the contrary, the Company expressly agrees that it shall publicly disclose in the Current Report any information communicated to the Buyers by or, to the knowledge of the Company, on behalf of the Company in connection with the transactions contemplated herein, which, following the date hereof would, if not so disclosed, constitute material, non-public information regarding the Company or its Subsidiaries. The Company understands and confirms that the Buyers will rely on the foregoing representations in effecting resales of Conversion Shares and Warrant Shares under the Registration Statement.

(f)       Reservation of Shares. So long as any of the Convertible Notes or Warrants, as applicable, remain outstanding, the Company shall have reserved from its duly authorized share capital and shall have instructed its transfer agent to irrevocably reserve the maximum number of Common Shares issuable upon (i) conversion of all Convertible Notes and (ii) exercise of the Warrants; provided that at no time shall the number of Common Shares reserved pursuant to this Section be reduced other than proportionally in connection with any conversion and/or redemption, or exercise or reverse stock split.

(g)       Conduct of Business. From the date hereof until all the Convertible Notes have been repaid or converted into Common Shares, the business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any Governmental Entity, except where such violations would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.

(h)       Short Selling. (i) Except as expressly set forth below, the Buyer covenants that from and after the date hereof through and ending when no Convertible Notes remain outstanding (the “Restricted Period”), no Buyer or any of its officers, or any entity managed or controlled by the Buyer (collectively, the “Restricted Persons” and each of the foregoing is referred to herein as a “Restricted Person”) shall, directly or indirectly, engage in any (i) “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Common Shares or (ii) put equivalent position or any hedging transaction which establishes a net short position with respect to any securities of the Company (including the Common Shares), with respect to each of clauses (i) and (ii) hereof, either for its own principal account or for the principal account of any other Restricted Person. Notwithstanding the foregoing, it is expressly understood and agreed that nothing contained herein shall (without implication that the contrary would otherwise be true) prohibit any Restricted Person during the Restricted Period from: (1) selling “long” (as defined under Rule 200 promulgated under Regulation SHO) Common Shares; or (2) selling a number of Common Shares equal to the number of Underlying Shares that such Restricted Person is entitled to receive, but has not yet received from the Company or the transfer agent, (A) upon the completion of a pending conversion of the Convertible Notes for which a valid Conversion Notice (as defined in the Convertible Notes) has been submitted to the Company pursuant to Section 4(b) of the Convertible Notes or (B) upon the completion of a pending exercise of Warrants for which a valid Notice of Exercise (as defined in the Warrants) has been submitted to the Company pursuant to Section 2(a) of the Warrants.

(i)       Trading Information. The Buyer agrees to provide the Company with trading reports on a weekly basis, setting forth the number and average sales prices of Common Shares sold by the Buyer during the prior trading week.

(j)       Prohibited Transactions. From the date hereof until all of the Convertible Notes have been repaid or converted into Common Shares, unless the holders of at least 65% in principal amount of the then outstanding Convertible Notes shall have given prior written consent, the Company shall not, and shall not permit any of its Subsidiaries (whether or not a subsidiary on the date hereof) to, directly or indirectly, enter into, agree to enter into, or effect any Variable Rate Transaction other than with Yorkville.

“Variable Rate Transaction” shall mean a transaction in which the Company (i) issues or sells any equity or debt securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional Common Shares either (A) at a conversion price, exercise price, exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Shares at any time after the initial issuance of such equity or debt securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such equity or debt security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Shares (including, without limitation, any “full ratchet” or “weighted average” anti-dilution provisions, but not including any standard anti-dilution protection for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction), (ii) enters into any agreement, including but not limited to an “equity line of credit,” “ATM agreement” or other continuous offering or similar offering of Common Shares, or (iii) enters into or effects any forward purchase agreement, equity pre-paid forward transaction or other similar offering of securities (a “Forward Purchase Transaction”) where the purchaser of securities of the Company receives an upfront or periodic payment of all, or a portion of, the value of the securities so purchased, and the Company receives proceeds from such purchaser based on a price or value that varies with the trading prices of the Common Shares.

(k)       Tax Matters. The Company and each Buyer intend that the Convertible Notes will be properly treated as debt for applicable tax purposes and that no material adverse tax consequences for the Company or its subsidiaries will arise from the Securities or the transactions described herein. No Buyer shall, or shall permit any affiliate to, take any tax position contrary to this treatment except as otherwise required by applicable law. Each Buyer shall reasonably cooperate, and cause its respective affiliates to reasonably cooperate, with the Company to ensure such treatment and to mitigate any such material adverse tax consequences (including by notifying the Company of any contrary tax position asserted by a Governmental Entity).

5.	REGISTER; TRANSFER AGENT INSTRUCTIONS; LEGEND.

(a)       Register. The Company shall maintain at its principal executive offices or with its transfer agent (or at such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Convertible Notes in which the Company shall record the name and address of the Person in whose name the Convertible Notes have been issued (including the name and address of each transferee), the amount of Convertible Notes held by such Person. The Company shall keep the register open and available at all times during business hours for inspection by any Buyer or its legal representatives at any reasonable time and from time to time upon reasonable prior notice.

(b)       Transfer Restrictions. The Securities may only be disposed of in compliance with U.S. federal and state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Buyer or in connection with a pledge as contemplated herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company and the Company’s transfer agent, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Buyer under this Agreement.

6.	CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Convertible Notes to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(a)       Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

(b)       Such Buyer and each other Buyer shall have delivered to the Company the Purchase Price for the Convertible Notes being purchased by such Buyer at the Closing by wire transfer of immediately available funds in accordance with the Closing Statement (as defined below).

(c)       The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

(d)       The Company shall have received the conditional approval of the TSX to the transactions contemplated herein.

7.	CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE.

The obligation of each Buyer hereunder to purchase its Convertible Notes at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(a)       The Company shall have duly executed and delivered to such Buyer each of the Transaction Documents to which it is a party and the Company shall have duly executed and delivered to such Buyer a Convertible Note with a principal amount corresponding to the Subscription Amount set forth opposite such Buyer’s name on Schedule of Buyers attached as Schedule I hereto for the Closing.

(b)       Such Buyer shall have received customary opinions of counsel to the Company, dated as of the Closing Date, in form and substance reasonably satisfactory to the Buyers.

(c)       The Company shall have delivered to such Buyer a certificate evidencing the existence and good standing of the Company as of a date within 10 days of the Closing Date.

(d)       Each and every representation and warranty of the Company shall be true and correct in all respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), in each case except for such failures to be true and correct that have not had or would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and as of the Closing Date no Event of Default (as defined in the Convertible Notes) shall have occurred and be continuing and no event or condition that upon notice, lapse of time or both would, unless cured or waived, become an Event of Default (as defined in the Convertible Notes) shall have occurred and be continuing.

(e)       The Common Shares (A) shall be approved for listing on Nasdaq and the TSX and (B) shall not have been suspended, as of the Closing Date, by the SEC, Nasdaq, the TSX or any applicable securities regulatory authority in Canada from trading on Nasdaq or the TSX nor shall suspension by the SEC, Nasdaq, the TSX or any applicable securities regulatory authority in Canada have been threatened, as of the Closing Date, either (I) in writing by the SEC, Nasdaq, the TSX or any applicable securities regulatory authority in Canada or (II) by falling below the minimum maintenance requirements of Nasdaq or the TSX.

(f)       The Company shall have obtained all governmental, regulatory or third-party consents and approvals, if any, necessary for the sale of the Convertible Notes and Warrants, including without limitation, those required by Nasdaq and the TSX.

(g)       No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(h)       Since the date of execution of this Agreement, no Material Adverse Effect shall have occurred.

(i)       The Company shall have filed a listing of additional shares notification form with the Nasdaq for the listing of the maximum number of Common Shares issuable upon (i) conversion of all Convertible Notes to be issued at the Closing Date and (ii) exercise of the Warrants to be issued at the Closing Date.

(j)       Such Buyer shall have received a letter, duly executed by an officer of the Company, setting forth the wire amounts of each Buyer and the wire transfer instructions of the Company (the “Closing Statement”).

8.	TERMINATION.

(a)       In the event that the Closing shall not have occurred with respect to a Buyer on or prior to April 20, 2024 (such date, as may be extended as provided herein, the “Termination Date”), then such Buyer shall have the right to terminate this Agreement with respect to itself until 11:59 p.m. on the date that is five days following the Termination Date without liability of such Buyer to any other party (the “Termination Window”); provided that if such Buyer does not terminate this Agreement within the Termination Window, the Termination Date shall be deemed automatically extended for subsequent thirty-day periods, in each case, (i) beginning at the end of the then-applicable Termination Window and (ii) subject to a subsequent Termination Window at the end of such extended Termination Date; provided, however, (i) the right to terminate this Agreement under this Section 8 shall not be available to such Buyer if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of such Buyer’s breach of this Agreement and (ii) the abandonment of the sale and purchase of the Convertible Notes shall be applicable only to such Buyer providing such written notice, provided further that no such termination shall affect any obligation of the Company under this Agreement to reimburse such Buyer for the expenses described herein.

(b)       Nothing contained in this Section 8 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

9.	MISCELLANEOUS.

(a)       Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude any Buyer from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to such Buyer or to enforce a judgment or other court ruling in favor of such Buyer. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

(b)       Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(c)       Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(d)       Entire Agreement, Amendments. This Agreement supersedes all other prior oral or written agreements between the Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

(e)       Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing by letter and email and will be deemed to have been delivered: upon the later of (A) either (i) receipt, when delivered personally or (ii) one Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same and (B)

receipt, when sent by electronic mail. The addresses and e-mail addresses for such communications shall be:

If to the Company, to:	NioCorp Developments Ltd.
7000 South Yosemite Street, Suite 115 Centennial, CO 80112 Attention: Mark Smith Neal Shah Email: [***] [***]
With Copy to:	Blake, Cassels & Graydon 1133 Melville Street, Suite 3500 Vancouver, British Columbia VE 4E5 Attention: Bob Wooder Kyle Misewich Email: [***] [***]
With Copy to:	Jones Day North Point 901 Lakeside Avenue Cleveland, Ohio 44114-1190 Attention: Andrew Thomas Email: [***]

If to a Buyer, to its address and e-mail address set forth on the Schedule of Buyers, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers,

With copy to:	David Fine, Esq. c/o Yorkville Advisors Global, LP 1012 Springfield Avenue Mountainside, NJ 07092 Email: [***]

or to such other address, e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) electronically generated by the sender’s e-mail service provider containing the time, date, recipient e-mail address or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(f)       Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of any of the Convertible Notes (but excluding any purchasers of Underlying Securities, unless pursuant to a written assignment by such Buyer). The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyers. In connection with any transfer of any or all of its Securities, a Buyer may assign all, or a portion, of its rights and obligations hereunder in connection with such Securities without the consent of the Company, but with written notice to the Company in which event such assignee shall be deemed to be a Buyer hereunder with respect to such transferred Securities and be required to comply with any obligations the Buyer may have under this Agreement.

(g)       Indemnification.

(i)       In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and all of their shareholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Buyer Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and reasonable and documented expenses in connection therewith (irrespective of whether any such Buyer Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Buyer Indemnitee as a result of, or arising out of, or relating to (i) any material misrepresentation or material breach of any representation or warranty made by the Company in any of the Transaction Documents, (ii) any material breach of any material covenant, material agreement or material obligation of the Company or any Subsidiary contained in any of the Transaction Documents or (iii) any cause of action, suit, proceeding or claim brought or made against such Buyer Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any Subsidiary) or which otherwise involves such Buyer Indemnitee that arises out of or results from the execution, delivery, performance or enforcement of any of the Transaction Documents. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

(ii)       In consideration of the Company’s execution and delivery of the Transaction Documents and in addition to each Buyer’s obligations under the Transaction Documents, each Buyer, severally and not jointly, shall defend, protect, indemnify and hold harmless the Company and its shareholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Company Indemnitees”) from and against any and all Indemnified Liabilities, incurred by any Company Indemnitees as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by such Buyer in any of the Transaction Documents, (ii) any material breach of any material covenant, material agreement or material obligation of such Buyer contained in any of the Transaction Documents or (iii) any cause of action, suit, proceeding or claim brought or made against such Company Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any Subsidiary) or which otherwise involves such Company Indemnitee that arises out of or results from the execution, delivery, performance or enforcement of any of the Transaction Documents. To the extent that the foregoing undertaking by the Buyers may be unenforceable for any reason, each Buyer shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

(iii)       Promptly after receipt by a Buyer Indemnitee or Company Indemnitee under this Section 9(g) of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Buyer Indemnitee or Company Indemnitee shall, if a claim in respect thereof is to be made against the Company or a Buyer under this Section 9(g), deliver to the Company or Buyer, as applicable, a written notice of the commencement thereof, and the Company or Buyer shall have the right to participate in, and, to the extent the Company or Buyer, as applicable so desires, to assume control of the defense thereof with counsel mutually reasonably satisfactory to the Company or Buyer and the Buyer Indemnitee or Company Indemnitee, as applicable; provided, however, that a Buyer Indemnitee or Company Indemnitee shall have the right to retain its own counsel with the actual and reasonable fees and expenses of such counsel to be paid by the Company or Buyer, if applicable, if: (A) the Company or Buyer has agreed in writing to pay such fees and expenses; (B) the Company or Buyer shall have failed promptly to assume the defense of such Indemnified Liability and to employ counsel reasonably satisfactory to such Buyer Indemnitee or Company Indemnitee in any such Indemnified Liability; or (C) the named parties to any such Indemnified Liability (including any impleaded parties) include both such Buyer Indemnitee or Company Indemnitee and the Company or Buyer, as applicable, and such Buyer Indemnitee or Company Indemnitee shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnitee and the Company or the Buyers, as applicable (in which case, if such Buyer Indemnitee or Company Indemnitee notifies the Company or Buyer, as applicable, in writing that it elects to employ separate counsel at the expense of the Company or Buyer, as applicable, then the Company or Buyer, as applicable, shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Company or Buyer, as applicable), provided further, that in the case of clause (C) above the Company or Buyer shall not be responsible for the reasonable fees and expenses of more than one separate legal counsel for the Indemnitees. The Buyer Indemnitee or Company Indemnitee shall reasonably cooperate with the Company or Buyer, as applicable, in connection with any negotiation or defense of any such action or Indemnified Liability by the Company or Buyer and shall furnish to the Company or Buyer all information reasonably available to the Indemnitee which relates to such action or Indemnified Liability. The Company or Buyer shall keep the Buyer

Indemnitee or Company Indemnitee reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. The Company or Buyer shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the Company or Buyer shall not unreasonably withhold, delay or condition its consent. The Company or Buyer, as applicable, shall not, without the prior written consent of the Buyer Indemnitee or Company Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Buyer Indemnitee or Company Indemnitee of a release from all liability in respect to such Indemnified Liability or litigation, and such settlement shall not include any admission as to fault on the part of the Buyer Indemnitee or Company Indemnitee. Following indemnification as provided for hereunder, the Company or Buyer, as applicable, shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the Company or Buyer, as applicable, within a reasonable time of the commencement of any such action shall not relieve the Company or Buyer, as applicable, of any liability to the Buyer Indemnitee or Company Indemnitee under this Section 9(g), except to the extent that the Company or Buyer, as applicable, is materially and adversely prejudiced in its ability to defend such action.

(iv)       The indemnification required by this Section 9(g) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, within 10 days after bills supporting the Indemnified Liabilities are received by the Company or the Buyer, as applicable.

(v)       The indemnity agreement contained herein shall be in addition to (A) any cause of action or similar right of the Buyer Indemnitee or Company Indemnitee against the Company or Buyer, as applicable, or others, and (B) any liabilities the Company or Buyer may be subject to pursuant to applicable law.

(h)       No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(i)       Currency. Unless otherwise specified, all references to “$” or “dollars” in this Agreement means the lawful currency of the United States of America.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

NIOCORP DEVELOPMENTS LTD.

By:	/s/ Mark A. Smith
Name: Mark A. Smith
Title: President and Chief Executive Officer

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

YA II PN, LTD.
By: Yorkville Advisors Global, LP Its: Investment Manager

By: Yorkville Advisors Global II, LLC
Its: General Partner

By:	/s/ Matt Beckman
Name: Matt Beckman
Title: Member

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

LIND GLOBAL FUND II LP

By: Lind Global Partners II LLC Its: General Partner

By:	/s/ Jeff Easton
Name: Jeff Easton
Title: Managing Member

[Signature Page to Securities Purchase Agreement]

EXHIBIT A

FORM OF CONVERTIBLE NOTES

NEITHER THIS NOTE NOR THE SECURITIES INTO WHICH THIS CONVERTIBLE NOTE IS HAVE BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THESE SECURITIES HAVE BEEN SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

NioCorp Developments Ltd.

Unsecured Convertible Note

Principal Amount: [_______________]
Note Issuance Date: [______________]
Note Number: NioCorp-[_]

FOR VALUE RECEIVED, NioCorp Developments Ltd., a company organized under the laws of the Province of British Columbia, Canada (the “Company”), hereby promises to pay to [                      ], or its registered assigns (the “Holder”), the amount set out above as the principal amount (as reduced pursuant to the terms hereof pursuant to payment, redemption, conversion or otherwise, the “Principal”) and the Payment Premium (as defined below), as applicable, in each case when due, and to pay interest (“Interest”) on any outstanding Principal at the applicable Interest Rate (as defined below) from the date set out above as the Note Issuance Date (the “Issuance Date”) until the same becomes due and payable, whether upon the Maturity Date or acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof). This Unsecured Convertible Note (including all notes issued in exchange, transfer or replacement hereof, this “Note”) was originally issued pursuant to the Securities Purchase Agreement, dated April 11, 2024 (the “Securities Purchase Agreement”), between the Company and the Buyers listed on the Schedule of Buyers attached thereto. Certain capitalized terms used herein are defined in Section (12).

(1)       GENERAL TERMS.

(a)       Maturity Date. On the Maturity Date, the Company shall pay to the Holder an amount in cash representing all outstanding Principal, accrued and unpaid Interest, and any other amounts outstanding pursuant to the terms of this Note. The “Maturity Date” shall be December 31, 2024, or such other date as mutually agreed by the parties. Other than as specifically permitted by this Note, the Company may not prepay or redeem any portion of the outstanding Principal and accrued and unpaid Interest.

(b)       Interest Rate and Payment of Interest. Interest shall accrue on the outstanding Principal balance hereof at an annual rate equal to 0.0% (“Interest Rate”), which Interest Rate shall increase to an annual rate of 18.0% upon the occurrence any Event of Default (for so long as such event remains uncured or is not waived). Interest shall be calculated on the basis of a 365-day year and the actual number of days elapsed, to the extent permitted by applicable law.

(c)       Payments. On the first day of each Calendar Month beginning on June 1, 2024 (excluding August 2024) until the entire outstanding Principal shall have been repaid (each, a “Payment Date”), the Company shall repay a portion of the outstanding balance of this Note and all Other Notes, on a pro-rata basis, in an amount equal to the sum of (i) $1,400,000 of Principal (or the outstanding Principal if less than such amount) in the aggregate among this Note and all Other Notes (the “Amortization Principal Amount”), plus (ii) the Payment Premium in respect of such Amortization Principal Amount, and (iii) accrued and unpaid Interest hereunder, if any, as of such Payment Date to the Holder by wire transfer of immediately available funds in cash. Any Payment Date and the amount payable to the Holder of this Note on any such Payment Date may be modified from time to time upon mutual written consent of the Company and the Holder of this Note. Notwithstanding anything herein to the contrary, the Company shall have no obligation to make a payment in respect of a Payment Date if the Equity Conditions have been satisfied as of the last Trading Day prior to such Payment Date.

Any conversions of this Note into Common Shares made prior to a Payment Date shall have the effect of reducing the amount of the next payment coming due to the Holder hereof with respect to such Payment Date by an amount equal to the Conversion Amount of such conversions. For the avoidance of doubt, the Company’s obligation with respect to any Other Note pursuant to the first sentence of this Section (1)(c) shall not be affected by any reduction in the amount of the next payment coming due to the Holder of this Note pursuant to the immediately preceding sentence. If this Note or any Other Notes are held by more than one Holder, then the Amortization Principal Amount, plus the Payment Premium in respect of such Amortization Principal Amount, shall be allocated to each Holder based on each Holder’s pro-rata portion of the total Principal amount outstanding on all such notes.

(d)       Right of Offset. To the extent the Holder is a party to the SEPA, for so long as any amount remains outstanding under this Note, the amount of cash received by the Company as payment from such Holder in respect of an Advance (as defined in the SEPA) shall, at such Holder’s sole discretion, be used to, and be deemed to, satisfy the Company’s obligation hereunder in respect of an equal amount of Principal, accrued and unpaid Interest, if any, that has become due and payable under this Note, and other amounts that have become due and payable under this Note, including all such amounts that will become due and payable on the next Payment Date (the “Offset Amount”), provided that the Offset Amount shall not exceed $1,512,000 (or the outstanding Principal, accrued and unpaid Interest, if any, and other amounts that have become due and payable under this Note, if less than such amount) in any Calendar Month. The Offset Amount shall be paid first towards any Payment Premium that has become due and payable, then towards accrued and unpaid Interest, if any, and then towards outstanding Principal. To exercise its right pursuant to this Section, such Holder shall transmit in accordance with Section (6), for receipt on or prior to 11:59 p.m., New York Time, by the Settlement Date (as defined in the SEPA) for such Advance, a copy of an executed notice in the form attached hereto as Exhibit I (the “Holder Notice”) to the Company.

(e)       Optional Redemption. The Company at its option shall have the right, but not the obligation, to redeem (“Optional Redemption”) early a portion or all amounts outstanding

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under this Note in cash at the Redemption Amount (as defined below) as described in this Section; provided that the Company provides the Holder with ten (10) Business Days’ prior written notice (each, a “Redemption Notice”) of its desire to exercise an Optional Redemption, which Redemption Notice (i) shall be delivered to the Holder after the close of regular trading hours on a Trading Day, and (ii) may only be given if the VWAP of the Common Shares was less than the Fixed Conversion Price on the date such Redemption Notice is delivered, unless otherwise agreed by the Holder. Each Redemption Notice shall be irrevocable and shall specify the outstanding balance of the Notes to be redeemed and the Redemption Amount. The “Redemption Amount” shall be an amount equal to the outstanding Principal balance being redeemed by the Company, plus the Payment Premium, if any, in respect of such Principal amount, plus all accrued and unpaid Interest, if any, on such Principal amount, as of the redemption date. After receipt of a Redemption Notice, the Holder shall have ten (10) Trading Days (beginning with the Trading Day immediately following the date of such Redemption Notice) to elect to convert all or any portion of the outstanding Principal of the Notes plus all accrued and unpaid Interest, if any, plus the Payment Premium, if any, in respect of such Principal. On the eleventh (11th) Trading Day after the applicable Redemption Notice, the Company shall deliver to the Holder the Redemption Amount with respect to the Principal amount redeemed to the extent not converted and otherwise after giving effect to conversions or other payments made during the ten (10) Trading Day period.

(f)       Payment Dates. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

(2)       EVENTS OF DEFAULT.

(a)       An “Event of Default”, wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i)       The Company’s failure to pay to the Holder any amount of Principal after such payment is due, any Payment Premium that has become due and payable, or any accrued and unpaid Interest, or other amounts when and as due under this Note, which has not been cured within five (5) days;

(ii)       The Company shall commence, or there shall be commenced against the Company under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 61 days; or the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company suffers any appointment of any custodian, private or court appointed receiver or the like for it or all or substantially all of its property which continues undischarged or unstayed for a period of 61 days; or the Company makes a general assignment of all or substantially all of its assets for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay its debts generally as they become due; or the

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Company shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing;

(iii)       The Company or any Significant Subsidiary of the Company shall default in any of its obligations under any other note or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company or any Significant Subsidiary of the Company in an amount exceeding $2,000,000, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable before its stated maturity and such acceleration shall not have been rescinded or annulled or such default shall not have been cured or waived, or such indebtedness is not paid or discharged, as the case may be, within 30 calendar days;

(iv)       The Common Shares shall cease to be quoted or listed for trading, as applicable, on any Principal U.S. Market for a period of 10 consecutive Trading Days;

(v)       the Company shall be a party to any Change of Control Transaction (as defined in Section (12)) unless in connection with such Change of Control Transaction this Note is retired;

(vi)       the Company’s (A) failure to deliver the required number of Common Shares to the Holder within two (2) Trading Days after the applicable Share Delivery Date (as defined in Section (3)(b)(i)) or (B) notice, written or oral, to any holder of the Notes, including by way of public announcement, at any time, of its intention not to comply with a request for conversion of any Notes into Common Shares that is tendered in accordance with the provisions of the Notes, other than pursuant to Section (4)(b);

(vii)       The Company shall fail to observe or perform any other material covenant, agreement or warranty contained in, or otherwise commit any material breach or default of any provision of this Note (except as may be covered by Section (2)(a)(i) through (2)(a)(viii) hereof) or any Transaction Document (as defined in Section (12)) which is not cured or remedied within 15 calendar days of receipt by the Company of written notice by the Holder.

(viii)       any Event of Default (as defined in the Other Notes) occurs with respect to any Other Notes.

(b)       During the time that any portion of this Note is outstanding, if any Event of Default has occurred and has not been cured within the applicable cure period, if any, (other than an event with respect to the Company described in Section (2)(a)(ii)) the full unpaid Principal amount of this Note, together with accrued and unpaid Interest and other amounts owing in respect thereof, to the date of acceleration shall become at the Holder’s election, immediately due and payable in cash; provided that, in case of any event with respect to the Company described in Section 3(a)(ii), the full unpaid Principal amount of this Note, together with accrued and unpaid Interest, and other amounts owing in respect thereof, to the date of acceleration, shall automatically become due and payable. The Holder need not provide and the Company hereby waives any

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presentment, demand, protest or other notice of any kind, (other than required notice of conversion) and the Holder may immediately enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

(3) CONVERSION OF NOTE. This Note shall be convertible into Common Shares, on the terms and conditions set forth in this Section (3).

(a)       Conversion Right. Subject to the limitations of Section (3)(c), at any time or times on or after the Issuance Date, the Holder shall be entitled to convert any portion of the outstanding and unpaid Conversion Amount (as defined below) into fully paid and nonassessable Common Shares in accordance with Section (3)(b), at the Conversion Rate (as defined below). The number of Common Shares issuable upon conversion of any Conversion Amount pursuant to this Section (3)(a) shall be determined by dividing (x) such Conversion Amount by (y) the Fixed Conversion Price (the “Conversion Rate”). The Company shall not issue any fraction of a Common Share upon any conversion. All calculations under this Section (3) shall be rounded to the nearest $0.0001. If the issuance would result in the issuance of a fraction of a Common Share, the Company shall round such fraction of a Common Share down to the nearest whole share. If the Holder would otherwise be entitled to a fractional share, upon the Holder’s request, the Holder shall receive a cash payment equal to the Fixed Conversion Price multiplied by the fractional share the Holder would otherwise be entitled to receive. The Company shall pay any and all transfer, stamp and similar taxes that may be payable with respect to the issuance and delivery of Common Shares upon conversion of any Conversion Amount, unless such taxes are due because the Holder requests such Common Shares to be issued in a name other than the Holder’s name, in which case the Holder shall pay such taxes.

(i)       “Conversion Amount” means any amount of Principal and accrued and unpaid Interest, if any, outstanding under this Note, any Payment Premium that has become due and payable hereunder, and other amounts that have become due and payable under this Note to be converted, redeemed or otherwise with respect to which this determination is being made.

(ii)       “Fixed Conversion Price” means $2.75 per Common Share, as the same may be adjusted from time to time pursuant to the other terms and conditions of this Note.

(b)       Mechanics of Conversion.

(i)       Optional Conversion. To convert any Conversion Amount into Common Shares on any date (a “Conversion Date”), the Holder shall (A) transmit by email (or otherwise deliver), for receipt on or prior to 11:59 p.m., New York Time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit II (the “Conversion Notice”) to the Company and (B) if required by Section (3)(b)(iii), surrender this Note to a nationally recognized overnight delivery service for delivery to the Company (or an indemnification undertaking reasonably satisfactory to the Company with respect to this Note in the case of its loss, theft or destruction). On or before the third (3rd) Trading Day following the date of receipt of a Conversion Notice (the “Share Delivery Date”), the Company shall (X) if legends are not required to be placed on certificates or book entry of the Common Shares and provided that the transfer agent is participating in the Depository Trust Company’s (“DTC”) Fast

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Automated Securities Transfer Program, instruct the transfer agent to credit such aggregate number of Common Shares to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system or (Y) if the transfer agent is not participating in the DTC Fast Automated Securities Transfer Program, or if restrictive legends are required to be placed on certificates or book-entry positions of the Common Shares, issue and deliver to the address as specified in the Conversion Notice, a certificate or book-entry position, registered in the name of the Holder or its designee, for the number of Common Shares to which the Holder shall be entitled. If this Note is physically surrendered for conversion and the outstanding Principal of this Note is greater than the Principal portion of the Conversion Amount being converted, then the Company shall as soon as practicable and in no event later than three (3) Business Days after receipt of this Note and at its own expense, issue and deliver to the holder a new Note representing the outstanding Principal not converted. The Person or Persons entitled to receive the Common Shares issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such Common Shares upon the transmission of a Conversion Notice.

(ii)       Company’s Failure to Timely Convert. If within five (5) Trading Days after the Company’s receipt of an email copy of a Conversion Notice the Company shall fail to issue and deliver to the Holder or credit the Holder’s balance account with DTC for the number of Common Shares to which the Holder is entitled upon such Holder’s conversion of any Conversion Amount, and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) Common Shares to deliver in satisfaction of a sale by the Holder of Common Shares issuable upon such conversion that the Holder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within five Business Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions and other out of pocket expenses, if any) for the Common Shares so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Common Shares) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder such Common Shares and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of Common Shares, times (B) the Closing Price on the Conversion Date.

(iii)       Book-Entry. Notwithstanding anything to the contrary set forth herein, upon conversion of any portion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless (A) the full Conversion Amount represented by this Note is being converted or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of this Note upon physical surrender of this Note. The Holder and the Company shall maintain records showing the Principal converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon conversion.

(iv)       Capital. Upon conversion of any portion of the Principal into Common Shares, the Company shall add to the capital account maintained in respect of the Common Shares an amount equal to amount of the Principal being repaid by the Company at the time of conversion minus 13%. Upon conversion of any portion of the Payment Premium or

6

Interest into Common Shares, the Company shall not add any amount to the capital account maintained in respect of the Common Shares.

(c)       Limitations on Conversions.

(i)       Beneficial Ownership. The Holder shall not have the right to convert any portion of this Note or receive Common Shares hereunder to the extent that after giving effect to such conversion or receipt of such Common Shares, the Holder, together with any affiliate thereof, would beneficially own (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 4.99% of the number of Common Shares outstanding immediately after giving effect to such conversion. Since the Holder will not be obligated to report to the Company the number of Common Shares it may hold at the time of a conversion hereunder, unless the conversion at issue would result in the issuance of Common Shares in excess of 4.99% of the then outstanding Common Shares without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the Conversion Amount is convertible shall be the responsibility and obligation of the Holder. If the Holder has delivered a Conversion Notice for a Conversion Amount of this Note that, without regard to any other shares that the Holder or its affiliates may beneficially own, would result in the issuance in excess of the permitted amount hereunder, the Company shall notify the Holder of this fact and shall honor the conversion for the maximum of the Conversion Amount identified in such Conversion Notice permitted to be converted on such Conversion Date in accordance with Section (3)(a) and, any Conversion Amount tendered for conversion in excess of the permitted amount hereunder shall remain outstanding under this Note. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 65 days prior notice to the Company. Other Holders shall be unaffected by any such waiver. Notwithstanding anything in this Note to the contrary, the Holder shall not have the right to convert any portion of this Note or receive Common Shares hereunder to the extent that after giving effect to such conversion or receipt of such Common Shares, together with any exercise(s) of the Warrants (as defined in the Securities Purchase Agreement), such conversion (a) shall be considered a “change of control” under the rules and regulations of The Nasdaq Stock Market LLC (the “Nasdaq”), including, but not limited to, Nasdaq Rule 5635(b), unless approval from the shareholders of the Company has been obtained, or (b) result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 9.99% of the number of Common Shares outstanding immediately after giving effect to such conversion or receipt of share.

(d)       Other Provisions.

(i)       All calculations under this Section (3) shall be rounded to the nearest $0.0001 or rounded down to the nearest whole share.

(ii)       The Company covenants that it will at all times reserve and keep available out of its authorized and unissued Common Shares solely for the purpose of issuance upon conversion of this Note, each as herein provided, free from preemptive rights or any other

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actual contingent purchase rights of persons other than the Holder, not less than such number of Common Shares as shall be issuable (taking into account the adjustments and restrictions set forth herein) upon the conversion of the outstanding Principal amount of this Note, accrued and unpaid Interest, if any, and Payment Premium that has become due and payable hereunder. Within seven (7) Business Days following the receipt by the Company of a Holder’s notice that such minimum number of Underlying Shares is not so reserved, the Company shall promptly reserve a sufficient number of Common Shares to comply with such requirement. The Company covenants that all Common Shares that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable and, if the Underlying Shares Registration Statement has been declared effective under the Securities Act, registered for public sale in accordance with such Underlying Shares Registration Statement.

(iii)       Nothing herein shall limit a Holder’s right to pursue actual damages or declare an Event of Default pursuant to Section (2) herein for the Company’s failure to deliver certificates representing the Common Shares upon conversion within the period specified herein and such Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief, in each case without the need to post a bond or provide other security. The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

(4)       ADJUSTMENTS TO FIXED CONVERSION PRICE.

(a)       Adjustment of Fixed Conversion Price upon Subdivision or Combination of Common Shares. If the Company, at any time while this Note is outstanding, shall (a) pay a stock dividend or otherwise make a distribution or distributions on all or substantially all of its Common Shares or any other equity or equity equivalent securities payable in Common Shares (excluding any interest payments or equivalents thereto that are paid in Common Shares and, for the avoidance of doubt, excluding conversions, exercises or exchanges of warrants and other securities into Common Shares), (b) subdivide outstanding Common Shares into a larger number of shares, (c) combine (including by way of reverse stock split) outstanding Common Shares into a smaller number of shares, or (d) issue by reclassification of the Common Shares any shares of capital stock of the Company, then the Fixed Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of Common Shares (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of Common Shares outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b)       Other Corporate Events. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of Common Shares are entitled to receive securities or other assets with respect to or in exchange for Common Shares (a “Corporate Event”), the Company shall make appropriate provision to ensure that the Holder will thereafter have the right to receive upon a conversion of this Note, at the election of the Company’s Board of Directors (the “Board”), (i) in addition to the Common Shares receivable upon such conversion, such securities or other assets to which the

8

Holder would have been entitled with respect to such Common Shares had such Common Shares been held by the Holder upon the consummation of such Corporate Event (without taking into account any limitations or restrictions on the convertibility of this Note) or (ii) in lieu of the Common Shares otherwise receivable upon such conversion, such securities or other assets received by the holders of Common Shares in connection with the consummation of such Corporate Event in such amounts as the Holder would have been entitled to receive had this Note initially been issued with conversion rights for the form of such consideration (as opposed to Common Shares) at a conversion rate for such consideration commensurate with the Conversion Rate. Provision made pursuant to the preceding sentence shall be in a form and substance satisfactory to the Board. The provisions of this Section shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the conversion or redemption of this Note.

(c)       Whenever the Fixed Conversion Price is adjusted pursuant to Section (4) hereof, the Company shall promptly provide the Holder with a written notice setting forth the Fixed Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(d)       In case of any (1) merger or consolidation of the Company with or into another Person, or (2) sale by the Company or any Subsidiary of the Company of more than one-half of the assets of the Company on a consolidated basis in one or a series of related transactions, a Holder shall have the right to (A) exercise any rights under Section (2)(b), (B) convert the aggregate Principal amount of this Note plus all accrued and unpaid Interest and other amounts owing thereon into the shares and other securities, cash and property receivable upon or deemed to be held by holders of Common Shares following such merger, consolidation or sale, and such Holder shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the Common Shares into which such aggregate Principal amount of this Note, accrued and unpaid Interest and other amounts owing thereon could have been converted immediately prior to such merger, consolidation or sales would have been entitled, or (C) in the case of a merger or consolidation, require the surviving entity to issue to the Holder a convertible note with a Principal amount equal to the outstanding aggregate Principal amount of this Note then held by such Holder, plus all accrued and unpaid Interest and other amounts owing thereon, which such newly issued convertible note shall have terms identical (including with respect to conversion) to the terms of this Note, and shall be entitled to all of the rights and privileges of the Holder of this Note set forth herein and the agreements pursuant to which this Notes were issued. In the case of clause (C), the conversion price applicable for the newly issued convertible notes shall be based upon the amount of securities, cash and property that each Common Share would receive in such transaction and the Fixed Conversion Price in effect immediately prior to the effectiveness or closing date for such transaction. The terms of any such merger, sale or consolidation shall to the extent required include such terms so as to continue to give the Holder the right to receive the securities, cash and property set forth in this Section upon any conversion or redemption following such event. This provision shall similarly apply to successive such events.

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(5)       REISSUANCE OF THIS NOTE.

(a)       Transfer. If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section (5)(d)), registered in the name of the registered transferee or assignee, representing the outstanding Principal being transferred by the Holder (along with any accrued and unpaid Interest thereof) and, if less than the entire outstanding Principal is being transferred, a new Note (in accordance with Section (5)(d)) to the Holder representing the outstanding Principal not being transferred. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of Section (3)(b)(iii) following conversion or redemption of any portion of this Note, the outstanding Principal represented by this Note may be less than the Principal stated on the face of this Note.

(b)       Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section (5)(d)) representing the outstanding Principal.

(c)       Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section (5)(d)) representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.

(d)       Issuance of New Notes. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section (5)(a) or Section (5)(c), the Principal designated by the Holder which, when added to the Principal represented by the other new Notes issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued and unpaid Interest from the Issuance Date.

(6) NOTICES. Any notices, consents, waivers or other communications required or permitted to be given under the terms hereof must be in writing by letter or email and will be deemed to have been delivered: upon the later of (A) either (i) receipt, when delivered personally or (ii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same and (B) receipt, when sent by electronic mail. The addresses and e-mail addresses for such communications shall be:

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If to the Company, to:	NioCorp Developments Ltd. 7000 South Yosemite Street, Suite 115 Centennial, CO 80112
Attention: Mark Smith Neal Shah
Email: [***] [***]
With a copy (which shall not constitute notice) to:	Blake, Cassels & Graydon 1133 Melville Street, Suite 3500 Vancouver, British Columbia V6E 4E5
Attention: Bob Wooder Kyle Misewich Email: [***] [***]
With a copy (which shall not constitute notice) to: :	Jones Day North Point 901 Lakeside Avenue Cleveland, Ohio 44114-1190
Attention: Andrew Thomas Email: [***]

If to the Holder:	[___________________]
[___________________] [___________________]
[___________________]
Attention: [___________________]
Telephone: [___________________]
Email: [___________________]

or at such other address and/or email and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Business Days prior to the effectiveness of such change. Written confirmation of receipt (i) given by the recipient of such notice, consent, waiver or other communication, (ii) electronically generated by the sender’s email service provider containing the time, date, recipient email address or (iii) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

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(7)       Except as expressly provided herein, no provision of this Note shall alter or impair the obligations of the Company, which are absolute and unconditional, to pay the Principal of, Interest and other charges (if any) on, this Note at the time, place, and rate, and in the coin, currency or securities, herein prescribed. This Note is a direct obligation of the Company. As long as this Note is outstanding, the Company shall not and shall cause its Subsidiaries not to, without the consent of the Holder, (i) (A) change the authorized capital of the Company or (B) alter or amend in any manner the rights, privileges, or preferences of the Common Shares or other securities of the Company, in each case in any manner that could result in a change in the rights, privileges, or preferences of the Note; (ii) repay, repurchase or offer to repay, repurchase or otherwise acquire its Common Shares, except (A) pursuant to and in accordance with stock option plans or other benefit plans or agreements for directors, officers or employees of the Company and its Subsidiaries, (B) the repurchase of equity interests in the ordinary course of business in connection with the exercise of stock options, warrants or other convertible or exchangeable securities if such equity interests represent a portion of the exercise, conversion or exchange price, (C) the repurchase of equity interests in connection with the withholding of a portion of the equity interests granted or awarded to a current or former officer, director, employee or consultant to pay for the taxes payable by such person upon such grant or award (or upon vesting thereof), (D) the repurchase of its equity interests in an amount not to exceed $1,000,000 in any fiscal year, and (E) the Company may (x) purchase or pay cash in lieu of fractional shares of its equity interests arising out of stock dividends, splits, or business combinations or in connection with issuance of equity interests of the Company pursuant to mergers, consolidations or other acquisitions, and (y) pay cash in lieu of fractional shares upon the exercise of warrants, options or other securities convertible into or exercisable for equity interests of the Company; or (iii) enter into any agreement with respect to any of the foregoing.

(8)       This Note shall not entitle the Holder to any of the rights of a shareholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of shareholders or any other proceedings of the Company, unless and to the extent converted into Common Shares in accordance with the terms hereof.

(a)       This Note shall be governed by and construed in accordance with the laws of the State of New York and the federal laws of the United States applicable therein, without giving effect to conflicts of laws thereof, without prejudice to the applicability of the laws of the province of British Columbia, Canada and the federal laws of Canada applicable to the issuance of Common Shares hereunder. Each of the parties consents to the jurisdiction of the courts of the state of New York located in the City of New York in connection with any dispute arising under this Note and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens to the bringing of any such proceeding in such jurisdictions. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION DOCUMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES’ ACCEPTANCE

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OF THIS AGREEMENT. Notwithstanding the foregoing, the applicable court of competent jurisdiction for the Province of British Columbia, Canada (the “British Columbia Court”) shall, to the fullest extent permitted by law, be the sole and exclusive forum for any of the following actions or other proceedings:

(i)	a derivative action, including an application for leave to commence such an action, in the name of and on behalf of the Company;

(ii)	an application for an oppression remedy, including an application for leave to commence such a proceeding;

(iii)	an action asserting a claim of breach of the duty of care owed by the Company or any director, officer or other employee of the Company to the Company or to any of the Company’s shareholders;

(iv)	an action asserting a claim of breach of fiduciary duty owed by any director, officer or other employee of the Company to the Company or to any of the Company’s shareholders;

(v)	an action or other proceeding asserting a claim or seeking a remedy pursuant to any provision of the British Columbia Business Corporations Act or the Company’s articles or notice of articles (as either may be amended or restated from time to time);

(vi)	an action or other proceeding involving a change of control of the Company effected through a plan of arrangement; and

(vii)	an action or other proceeding asserting a claim against the Company or any director or officer or other employee of the Company regarding the articles or notice of articles of the Company.

(9)       If the Company fails to strictly comply with the terms of this Note, then the Company shall reimburse the Holder promptly for all reasonable and documented fees, costs and expenses, including, without limitation, reasonable and documented attorneys’ fees and expenses incurred by the Holder in any action in connection with this Note, including, without limitation, those incurred: (i) during any workout, attempted workout, and/or in connection with the rendering of legal advice as to the Holder’s rights, remedies and obligations, (ii) collecting any sums which become due to the Holder, (iii) defending or prosecuting any proceeding or any counterclaim to any proceeding or appeal; or (iv) the protection, preservation or enforcement of any rights or remedies of the Holder.

(10)       Any waiver by the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the

13

right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

(11)       If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any Interest or other amount deemed Interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the Principal of or Interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

(12)       CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings:

(a)       “Amortization Principal Amount” shall have the meaning set forth in Section (1)(c).

(b)       “Bloomberg” means Bloomberg Financial Markets (or, if not available, a similar service provider of national recognized standing).

(c)       “Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

(d)       “Calendar Month” means each of the months as named in the calendar.

(e)       “Change of Control Transaction” means the occurrence of (a) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of fifty percent (50%) of the voting power of the Company (except that the acquisition of voting securities by the Holder or any other current holder of convertible securities of the Company shall not constitute a Change of Control Transaction for purposes hereof), (b) a replacement at one time of more than one-half of the members of the board of directors of the Company (other than as due to the death or disability of a member of the board of directors) which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), (c) the merger, consolidation or sale of fifty percent (50%) or more of the assets of the Company or any Subsidiary of the Company in one or a series of related transactions

14

with or into another entity, or (d) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (a), (b) or (c). No transfer to a wholly-owned Subsidiary of the Company shall be deemed a Change of Control Transaction under this provision.

(f)       “Closing Price” means the price per share in the last reported trade of the Common Shares on a Principal U.S. Market or on the exchange which the Common Shares are then listed as quoted by Bloomberg.

(g)       “Commission” means the U.S. Securities and Exchange Commission.

(h)       “Common Shares” means the common shares, no par value, of the Company and shares of any other class into which such shares may hereafter be changed or reclassified.

(i)       “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(j)       “Equity Conditions” means (i) on each of the five (5) consecutive Trading Days prior to a Payment Date (the “Equity Conditions Measuring Period”) the Underlying Shares Registration Statement filed pursuant to the Registration Rights Agreement (as defined in the Securities Purchase Agreement) shall be effective and available for the resale by the Holder of all Underlying Shares; (ii) the Company shall have no knowledge of any fact that would cause the Underlying Shares Registration Statement required pursuant to the Registration Rights Agreement not to be effective and available for the resale of the Underlying Shares; (iii) on each day during the Equity Conditions Measuring Period, the Common Shares are designated for quotation on the Principal U.S. Market and shall not have been suspended from trading on such exchange or market nor shall delisting or suspension by such exchange or market have been threatened or pending either (A) in writing by such exchange or market or (B) by falling below the then effective minimum listing maintenance requirements of such exchange or market; (iv) during the Equity Conditions Measuring Period, there shall not have occurred an Event of Default (that remains uncured or has not been waived); (v) on each Trading Day during the Equity Conditions Measuring Period, the daily VWAP of the Common Shares on the Principal U.S. Market is greater than 120% of the Fixed Conversion Price; (vi) on each Trading Day during the Equity Conditions Measuring Period, the average daily volume traded exceeded $500,000; and (vii) there is no limitation on conversion of the Underlying Shares under Section (3)(c).

(k)       “Fundamental Transaction” means any of the following: (1) the Company effects any merger, amalgamation, arrangement or consolidation of the Company with or into another Person and the Company is the non-surviving company (other than a merger or consolidation with a wholly owned Subsidiary of the Company for the purpose of redomiciling the Company), (2) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (3) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Shares are permitted to tender or exchange their shares for other securities, cash or property, or (4) the Company effects any reclassification of the Common Shares or any compulsory share exchange pursuant to which the Common Shares are effectively converted into or exchanged for other securities, cash or property.

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(l)       “Other Notes” means any other outstanding notes issued pursuant to the Securities Purchase Agreement and any other debentures, notes, or other instruments issued in exchange, replacement, or modification of the foregoing.

(m)       “Payment Date” shall have the meaning set forth in Section (1)(c).

(n)       “Payment Premium” means 8.0% of the Principal amount being paid, which amount is a commitment fee payable by the Company to the Holder.

(o)       “Person” means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

(p)       “Principal U.S. Market” shall mean the Nasdaq Stock Market; provided however, that in the event the Company’s Common Shares are ever listed or traded on the New York Stock Exchange, or the NYSE American, then the “Principal U.S. Market” shall mean such other market or exchange on which the Company’s Common Shares are then listed or traded to the extent such other market or exchange is the principal trading market or exchange for the Common Shares in the United States.

(q)       “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(r)       “SEPA” means the Standby Equity Purchase Agreement, dated as of January 26, 2023, by and between NioCorp Developments Ltd. and YA II PN, Ltd.

(s)       “Significant Subsidiary” of any Person means any Subsidiary of that Person that constitutes a “significant subsidiary” (as defined in Rule 1-02(w) of Regulation S-X under the Exchange Act) of that Person.

(t)       “Subsidiary” means, with respect to any Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of capital stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, general partners or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person; (ii) such Person and one or more Subsidiaries of such Person; or (iii) one or more Subsidiaries of such Person.

(u)       “Trading Day” means a day on which the Common Shares are quoted or traded on a Principal U.S. Market on which the Common Shares are then quoted or listed; provided, that in the event that the Common Shares are not listed or quoted, then Trading Day shall mean a Business Day.

(v)       “Transaction Documents” shall mean this Note, along with the Securities Purchase Agreement, and any other documents or agreements entered into in connection with the foregoing.

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(w)       “Underlying Shares” means the Common Shares issuable upon conversion the Principal amount of this Note, accrued and unpaid Interest, if any, and any unpaid Payment Premium that has become due and payable, in each case, in accordance with the terms hereof.

(x)       “Underlying Shares Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement, covering among other things the resale of the Underlying Shares and naming the Holder as a “selling shareholder” thereunder.

(y)       “VWAP” means, as of any date, the daily U.S. dollar volume-weighted average price for a Common Share on the Principal U.S. Market (or, if the Common Shares are not then listed on a Principal U.S. Market for the applicable period, on the exchange which the Common Shares are then listed as quoted by Bloomberg) as reported by Bloomberg through its “Historical Prices – Px Table with Average Daily Volume” functions.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date set forth above.

COMPANY:

NIOCORP DEVELOPMENTS LTD.

By:
Name:
Title:

[Signature Page to Convertible Note]

EXHIBIT I

HOLDER NOTICE

YA II PN, Ltd.

Dated: ______________

On behalf of YA II PN, Ltd. (the “Holder”), the undersigned hereby notifies NioCorp Developments Ltd. (the “Company”) that pursuant to Section (1)(d) of Unsecured Convertible Note No. NioCorp-[_] (the “Note”) the Holder hereby exercises its right to cause the Company to use $[___] of the cash paid by the Holder to the Company with respect to the purchase of Common Shares of the Company issued in connection with the Advance (as defined in that certain Standby Equity Purchase Agreement, dated as of January 26, 2023, by and between the Company and the Holder, as amended and supplemented from time to time (the “Agreement”)) with respect to Advance Notice Number [_], dated [_], delivered pursuant to the Agreement, to satisfy an equal amount of the Company’s obligations under the Note in accordance with the terms of the Note.

The undersigned has executed this Holder Notice as of the date first set forth above.

YA II PN, LTD.

By:	Yorkville Advisors Global, LP
Its:	Investment Manager

By: Yorkville Advisors Global II, LLC Its: General Partner

By:

Name:

EXHIBIT II

CONVERSION NOTICE

(To be executed by the Holder in order to Convert the Note)

To: NioCorp Developments Ltd.

Via Email:

The undersigned hereby irrevocably elects to convert a portion of the outstanding and unpaid Conversion Amount of Unsecured Convertible Note No. NioCorp-[_] into Common Shares of NioCorp Developments Ltd., according to the conditions stated therein, as of the Conversion Date written below.

Conversion Date:
Principal Amount to be Converted:
Accrued Interest to be Converted:
Payment Premium to be Converted:
Total Conversion Amount to be converted:
Fixed Conversion Price:
Number of shares of Common Shares to be issued:

Please issue the shares of Common Shares in the following name and deliver them to the following account:
Issue to:
Broker DTC Participant Code:
Account Number:

Authorized Signature:
Name:
Title:

EXHIBIT B

FORM OF WARRANTS

NEITHER THIS WARRANT NOR THE SECURITIES FOR WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THESE SECURITIES HAVE BEEN SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

COMMON SHARE PURCHASE WARRANT

NioCorp Developments Ltd.

Warrant Shares:	[ ]
Original Issue Date:	[ ]

THIS COMMON SHARE PURCHASE WARRANT (the “Warrant”) certifies that, for value received, [         ] or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or prior to the close of business on the 36-month anniversary of the Original Issue Date but not thereafter, to subscribe for and purchase from NIOCORP DEVELOPMENTS LTD., a company organized under the laws of the Province of British Columbia, Canada, with principal executive offices located at 7000 South Yosemite Street, Suite 115, Centennial, Colorado 80112 (the “Company”), up to [         ] common shares (as subject to adjustment hereunder, the “Warrant Shares”) of the Company, without par value (the “Common Shares”). The purchase price of one of the Warrant Shares under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b). This Warrant is subject to the following provisions:

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement, dated as of April 11, 2024, by and among the Company and the buyers signatory thereto (as the same may be amended or supplemented, the “Securities Purchase Agreement”). In addition to the terms defined elsewhere in this Warrant, the following terms have the meanings set forth in this Section 1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Beneficial Ownership Limitation” shall have the meaning ascribed to such term in Section 2(d).

“Bloomberg” means Bloomberg Financial Markets (or, if not available, a similar service provider of national recognized standing).

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In” shall have the meaning ascribed to such term in Section 2(d)(vii).

“Commission” means the U.S. Securities and Exchange Commission.

“Common Shares” shall have the meaning ascribed to such term in the Preamble.

“DWAC” shall have the meaning ascribed to such term in Section 2(d).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exercise Price” shall have the meaning ascribed to such term in Section 2(b).

“NASDAQ” means The Nasdaq Stock Market LLC (or any successor entity).

“Original Issue Date” shall have the meaning ascribed to such term in the Preamble.

“Person” means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Shareholder Approval” means approval from the shareholders of the Company at a meeting of the shareholders or by written resolution.

“Successor Entity” shall have the meaning ascribed to such term in Section 3(c).

“Termination Date” shall mean the three (3) year anniversary of the Original Issue Date.

“Trading Day” means a day on which the principal Trading Market is open for trading; provided, that in the event that the Common Shares are not listed or quoted for trading on a Trading Market on the date in question, then Trading Day shall mean a Business Day.

“Trading Market” means the NASDAQ; provided however, that in the event the Common Shares are ever listed or traded on the New York Stock Exchange, or the NYSE American, then the “Trading Market” shall mean such other securities exchange registered as a national securities exchange under Section 6 of the Exchange Act on which the Common Shares are then listed or traded to the extent such other securities exchange is the principal trading market or exchange for the Common Shares in the United States.

“VWAP” means, as of any date, the daily U.S. dollar volume-weighted average price for a Common Share on the Trading Market (or, if the Common Shares are not then listed on a

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Trading Market for the applicable period, on the exchange which the Common Shares are then listed as quoted by Bloomberg) as reported by Bloomberg through its “Historical Prices – Px Table with Average Daily Volume” functions.

“Warrant Register” shall have the meaning ascribed to such term in Section 4(c).

“Warrant Shares” shall have the meaning ascribed to such term in the Preamble.

“Warrant Share Delivery Date” shall have the meaning ascribed to such term in Section 2(c).

Section 2. Exercise.

a)       Exercise of Warrant. Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 2(e)), exercise of the purchase rights represented by this Warrant may be made, in whole or in part, but not less than $50,000 aggregate Exercise Price increments (unless the remaining aggregate Exercise Price of the Warrant is less than $50,000), at any time or times on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as the Company may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed copy of the Notice of Exercise form annexed hereto (via facsimile or electronic mail) and within three (3) Trading Days of the date said Notice of Exercise is delivered to the Company, the Company shall have received payment of the aggregate Exercise Price of the Common Shares thereby purchased by wire transfer to an account designated by the Company or cashier’s check drawn on a United States bank or, if available, pursuant to the cashless exercise procedure specified in Section 2(c) below. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required. If the amount of payment received by the Company is less than the aggregate Exercise Price of the Common Shares being purchased, the Holder shall make payment of the deficiency within three (3) Trading Days following notice thereof. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall automatically reduce the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise Form within two (2) Business Days of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

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b)       Exercise Price. The exercise price per Common Share under this Warrant shall be $3.25, subject to adjustment hereunder (the “Exercise Price”).

c)       Cashless Exercise. If at any time after the Original Issuance Date, and on or before the Termination Date in respect to the Warrant Shares, there is no effective registration statement registering, no current prospectus available for, the resale of the Warrant Shares by the Holder, or an Event of Default (as defined in the Convertible Notes attached as Exhibit A to the Securities Purchase Agreement) shall have occurred and be continuing, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A)	as applicable: (i) the average of the daily VWAPs of the Common Shares on each of the five (5) consecutive Trading Days immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b)(64) of Regulation NMS promulgated under the U.S. federal securities laws) on such Trading Day, (ii) the bid price of the Common Shares on the principal Trading Market as reported by Bloomberg as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter pursuant to Section 2(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 1(a) hereof after the close of “regular trading hours” on such Trading Day;
(B) =	the Exercise Price of this Warrant, as adjusted hereunder; and
(X) =	the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

d)       Mechanics of Exercise.

i.       Delivery of Certificates Upon Exercise. Certificates for Warrant Shares purchased hereunder shall be transmitted by the Company’s transfer agent, to the Holder by crediting the account of the Holder’s prime broker with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by physical delivery to

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the address specified by the Holder in the Notice of Exercise by the date that is five (5) Trading Days after the latest of (A) the delivery to the Company of the Notice of Exercise, (B) surrender of this Warrant (if required), and (C) payment of the aggregate Exercise Price as set forth above (including by cashless exercise, if permitted) (such date, the “Warrant Share Delivery Date”). The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised in accordance with the requirements of the preceding sentence and with payment to the Company of the Exercise Price (or by cashless exercise, if permitted) prior to the issuance of such Common Shares having been completed. Only those restrictive legends, if any, required by Section 2(f) of the Securities Purchase Agreement shall be included on the certificates or book-entry positions evidencing the Warrant Shares and, if so included, shall be removed as and when required by Section 2(f) of the Securities Purchase Agreement.

ii.       Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the certificate or certificates representing the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii.       Rescission Rights. If the Company fails to cause the transfer agent to transmit to the Holder a certificate or the certificates representing the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv.       No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall round down to the next whole share.

v.       Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by

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the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all transfer agent fees required for same-day processing of any Notice of Exercise.

vi.       Closing of Books. The Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

vii.       Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause its transfer agent to transmit to the Holder a certificate or the certificates representing the Warrant Shares pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, Common Shares to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the Common Shares so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of Common Shares that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder, subject to payment of the Exercise Price therefor. For example, if the Holder purchases Common Shares having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of Common Shares with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing Common Shares upon exercise of the Warrant as required pursuant to the terms hereof.

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e)       Holder’s Exercise Limitations. Notwithstanding anything to the contrary contained herein, the Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to the terms and conditions of this Warrant and any such exercise shall be null and void and treated as if never made, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of Common Shares beneficially owned by the Holder and its Affiliates shall include the number of Common Shares issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of Common Shares which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding Common Shares, a Holder may rely on the number of outstanding Common Shares as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or its transfer agent setting forth the number of Common Shares outstanding. Upon the written or oral request of a Holder, the Company shall within one Trading Day confirm orally and in writing to the Holder the number of Common Shares then outstanding. In any case, the number of outstanding Common Shares shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates since the date as of which such number of outstanding Common Shares was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of Common Shares outstanding immediately after giving effect to the issuance of Common Shares issuable upon exercise of this Warrant. The Holder, upon not less than 61 days

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prior notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of Common Shares outstanding immediately after giving effect to the issuance of Common Shares upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

f)       Change of Control; Shareholder Approval. Notwithstanding anything to the contrary contained in this Warrant and any other Transaction Documents (as defined in the Securities Purchase Agreement), unless Shareholder Approval has been obtained, the Company shall not effect any exercise of the Warrant, and the Holder shall not have the right to exercise the Warrant pursuant to the terms and conditions hereof, and any such exercise(s) shall be null and void and treated as if never made, to the extent that after giving effect to such exercise(s), together with any conversion(s) of the Convertible Notes, such exercise(s) shall be considered a “change of control” under the rules and regulations of NASDAQ, including, but not limited to, NASDAQ Rule 5635(b).

Section 3. Certain Adjustments.

a)       Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on its Common Shares or any other equity or equity equivalent securities payable in Common Shares (which, for avoidance of doubt, shall not include any Common Shares issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding Common Shares into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding Common Shares into a smaller number of shares or (iv) issues by reclassification of the Common Shares any shares in the capital of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of Common Shares (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of Common Shares outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b)       Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Shares (and not to the Holder) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Shares, then in

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each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of shareholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding Common Share as determined by the Company’s board of directors in good faith. In either case the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one Common Share. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

c)       Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of Common Shares deemed to be issued and outstanding as of a given date shall be the sum of the number of Common Shares (excluding treasury shares, if any) issued and outstanding.

d)       Notice to Holder.

i.       Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly notify the Holder via regular or electronic mail setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii.       Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Shares, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Shares, (C) the Company shall authorize the granting to all holders of the Common Shares rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) Shareholder Approval shall be required in connection with any reclassification of the Common Shares, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Shares are converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least five (5) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders

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of the Common Shares of record to be entitled to such dividend, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Shares of record shall be entitled to exchange their Common Shares for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any Subsidiary, the Company shall simultaneously publicly disclose such notice.

Section 4. Transfer of Warrant.

a)       Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or [its/his/her] agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within ten (10) Trading Days of the date the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b)       New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or [its/his/her] agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the Original Issue Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c)       Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name

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of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary. The Holder will promptly notify the Company upon any transfer or assignment of this Warrant.

d)       Transfer Restrictions. The Warrant may only be disposed of in compliance with state and U.S. federal securities laws and shall not transferred unless the Warrant is (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144.

e)       Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that [he/she/it] is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for [its/his/her] own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5. Miscellaneous.

a)       No Rights as a Shareholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a shareholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3.

b)       Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c)       Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

d)       Authorized Common Shares.

(i) The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Shares a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its

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officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Shares may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

(ii)       Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, for the specific purpose of avoiding or seeking to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

(iii)       Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e)       Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the laws of the State of New York and the federal laws of the United States applicable therein, without regard to the principles of conflicts of law thereof, without prejudice to the applicability of the laws of the Province of British Columbia, Canada and the federal laws of Canada applicable to the issuance of Common Shares hereunder. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Warrant (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the courts

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sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the courts sitting in the City of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action, suit or proceeding to enforce any provisions of the Warrants, then, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding and/or incurred in connection with the preparation therefor. The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders and affiliates) and the Holder hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Warrant or the transactions contemplated hereby. Notwithstanding the foregoing, the applicable court of competent jurisdiction for the Province of British Columbia, Canada (the “British Columbia Court”) shall, to the fullest extent permitted by law, be the sole and exclusive forum for any of the following actions or other proceedings:

(i)	a derivative action, including an application for leave to commence such an action, in the name of and on behalf of the Company;

(ii)	an application for an oppression remedy, including an application for leave to commence such a proceeding;

(iii)	an action asserting a claim of breach of the duty of care owed by the Company or any director, officer or other employee of the Company to the Company or to any of the Company’s shareholders;

(iv)	an action asserting a claim of breach of fiduciary duty owed by any director, officer or other employee of the Company to the Company or to any of the Company’s shareholders;

(v)	an action or other proceeding asserting a claim or seeking a remedy pursuant to any provision of the British Columbia Business Corporations Act or the Company’s articles or notice of articles (as either may be amended or restated from time to time);

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(vi)	an action or other proceeding involving a change of control of the Company effected through a plan of arrangement; and

(vii)	an action or other proceeding asserting a claim against the Company or any director or officer or other employee of the Company regarding the articles or notice of articles of the Company.

f)       Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

g)       Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder or the Company shall operate as a waiver of such right or otherwise prejudice the Holder’s or the Company’s respective rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If either the Company or the Holder willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the other, such party shall pay to such other party such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the affected party in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h)       Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (i) the date of transmission, if such notice or communication is delivered via email or facsimile at the email address or facsimile number set forth on the signature pages attached to the Securities Purchase Agreement at or prior to 5:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of email or facsimile transmission, if such notice or communication is delivered via email or facsimile at the email address or facsimile number set forth on the signature pages attached to the Securities Purchase Agreement on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature page attached to the Securities Purchase Agreement.

i)       Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Shares or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j)       Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of

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its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k)       Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l)       Amendment. This Warrant may be modified or amended or the provisions hereof waived in accordance with the Securities Purchase Agreement.

m)       Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n)       Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

NIOCORP DEVELOPMENTS LTD.

By:
Name:
Title:

NOTICE OF EXERCISE

To: NioCorp Developments Ltd.

(1)   The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)   Payment shall take the form of (check applicable box):

[ ] in lawful money of the United States; or

[ ] if permitted, the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in Section 2(c).

(3)   Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

_______________________________

_______________________________

_______________________________

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended, and that the aforesaid Common Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such Common Shares.

[SIGNATURE OF HOLDER]

Name of Investing Person:______________________________________________________________

Signature of Authorized Signatory of Investing Person: _______________________________________

Name of Authorized Signatory: __________________________________________________________

Title of Authorized Signatory: ___________________________________________________________

Date: _______________________________________________________________________________

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to exercise the Warrant.)

FOR VALUE RECEIVED, the foregoing Warrant [or _____ Warrant Shares] and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)
Address:
(Please Print)
Dated: _______________ __, ______
Holder’s Signature:
Holder’s Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

SCHEDULE I

SCHEDULE OF BUYERS

(a)		(b)	(c)
Buyer		Subscription Amount of Convertible Notes	Purchase Price (87% of Subscription Amount)

YA II PN, Ltd.
1012 Springfield Avenue		$6,800,000.00	$5,916,000.00
Mountainside, NJ 07092
Email: [***]

	TOTAL:	$6,800,000.00	$5,916,000.00

Number of Warrant Shares Issuable to the Buyer: 523,077

Jurisdiction of Buyer: Cayman Islands

Legal Representative’s Address and E-Mail Address
David Fine, Esq.
1012 Springfield Avenue
Mountainside, NJ 07092
Email: [***]

(a)		(b)	(c)
Buyer		Subscription Amount of Convertible Notes	Purchase Price (87% of Subscription Amount)

LIND GLOBAL FUND II LP
444 Madison Avenue, Floor 41		$1,200,000.00	$1,044,000.00
New York, NY 10022
Email: [***]

	TOTAL:	$1,200,000.00	$1,044,000.00

Number of Warrant Shares Issuable to the Buyer: 92,308

Jurisdiction of Buyer: Delaware

Legal Representative’s Address and E-Mail Address
Lucosky Brookman LLP
101 Wood Avenue South
Fifth Floor
Woodbridge, NJ 08830
Attention: Rodrigo Sanchez
Email: [***]